EXHIBIT 99

                             JOINT FILER INFORMATION


Name:                                 Highland Capital Management, L.P.

Address:                              Two Galleria Tower
                                      13455 Noel Road, Ste. 800
                                      Dallas, Texas 75240

Designated Filer:                     Highland Capital Management, L.P.

Issuer & Ticker Symbol:               American HomePatient, Inc
                                         (OTC: AHOM.OB)

Date of Event Requiring Statement:    November 29, 2006


Signature:                            HIGHLAND CAPITAL MANAGEMENT, L.P.


By:                                   Strand Advisors, Inc., its general partner


                                      By:    /s/ James Dondero
                                             -------------------------------
                                      Name:  James Dondero
                                      Title: President
                                      Dated: December 11, 2006





                            JOINT FILER INFORMATION


Name:                                 James Dondero


Address:                              Two Galleria Tower
                                      13455 Noel Road, Ste. 800
                                      Dallas, Texas 75240

Designated Filer:                     Highland Capital Management, L.P.

Issuer & Ticker Symbol:               American HomePatient, Inc
                                         (OTC: AHOM.OB)

Date of Event Requiring Statement:    November 29, 2006


Signature:                            JAMES DONDERO

                                      /s/ James Dondero
                                      -------------------------------
                                      Name:  James Dondero
                                      Dated: December 11, 2006





                             JOINT FILER INFORMATION


Name:                                 Highland Crusader Offshore Partners, L.P.


Address:                              P.O. Box HM 3348
                                      Hamilton HM PX, Bermuda

Designated Filer:                     Highland Capital Management, L.P.

Issuer & Ticker Symbol:               American HomePatient, Inc
                                         (OTC: AHOM.OB)

Date of Event Requiring Statement:    November 29, 2006

Signature:                            HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

By:                                   Highland Crusader Fund GP, L.P., its
                                      general partner
By:                                   Highland Crusader Fund GP, LLC, its
                                      general partner
By:                                   Highland Capital Management, L.P., its
                                      sole member
By:                                   Strand Advisors, Inc., its general partner

                                      By:    /s/ James Dondero
                                             -------------------------------
                                      Name:  James Dondero
                                      Title: President
                                      Dated: December 11, 2006






                             JOINT FILER INFORMATION


Name:                                  Strand Advisors, Inc.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer & Ticker Symbol:                American HomePatient, Inc
                                          (OTC: AHOM.OB)

Date of Event Requiring Statement:     November 29, 2006

Signature:                             STRAND ADVISORS, INC.

                                       By:    /s/ James Dondero
                                              -------------------------------
                                       Name:  James Dondero
                                       Title: President
                                       Dated: December 11, 2006